Exhibit 10.6

INTERCREDITOR, SUBORDINATION, WAIVER AND AMENDMENT AGREEMENT

THIS INTERCREDITOR, SUBORDINATION, DEFAULT AND AMENDMENT AGREEMENT, dated as of December 18, 2007 (this “Agreement”), is by and among VoIP Inc. (“Borrower”), the parties identified on Schedule A hereto (“Secured Lenders”) the parties identified on Schedule B hereto (“SSSD Lenders”), the parties identified on Schedule C hereto (“LB Lenders”) and Barbara R. Mittman, in her capacity as collateral agent for the benefit of the Secured Lenders, SSSD Lenders and LB Lenders (each a “Party” and collectively the “Parties”).

W I T N E S S E T H:

WHEREAS, Secured Lenders have entered into financing arrangements with the Borrower, and such financings are secured by the assets of the Borrower and its subsidiaries (all such subsidiaries, collectively with the Borrower, the (“Obligors”); and

WHEREAS, the Borrower, the Secured Lenders and the SSSD Lenders are parties to various financing, debt structuring and intercreditor agreements which set forth various agreements, covenants and obligations amongst the signatories thereto.

WHEREAS, the Borrower, is in need of additional financing the terms of which may contradict the terms of previous agreements or require the consent and waiver of the parties to the previous agreements.

NOW THEREFORE, in consideration of the mutual benefits accruing to Secured Lenders, SSSD Lenders, LB Lenders, Borrower and Obligors, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

1. DEFINITIONS.

As used in this Agreement, the following terms shall have the meanings ascribed to them below:

“Cedar Debt” means indebtedness owed by the Borrower to some of the Secured lenders as identified on Schedule 2.1 to the September Intercreditor Agreement.

“Collateral” means all of the items defined and identified as “Collateral” in the Secured Lender’s Transaction Documents.

“Collateral Documents” means all agreements, instruments and other documents giving rise, governing and evidencing the rights and obligations with respect to the Liens of the Secured Lenders, SSSD Lenders and LB Lenders in the Collateral.

“Debt” and/or “Obligations” means all debt and obligations of the Obligors to the Secured Lenders, SSSD Lenders and LB Lenders.

“December Financing” means all agreements, instruments and other documents that Borrower and LB Lenders entered into on or about the date of this Agreement in connection with the transactions in which a total of up to $3,010,347.60 in Principal Amount Convertible Notes (the “December Notes”) will be issued by Borrower to the LB Lenders, commencing on or about the date of this Agreement.

“Insolvency Proceeding” means, as to any Obligor, any of the following, occurring after the date hereof: (i) any case or proceeding with respect to such Obligor under the U.S. Bankruptcy Code, any other federal, state or provincial bankruptcy, insolvency, reorganization or other law affecting creditors’ rights generally or any other or similar proceedings of any other jurisdiction or otherwise seeking any stay, reorganization, arrangement, liquidation, dissolution, composition or readjustment of the obligations and indebtedness of such Obligor, or (ii) any proceeding seeking the appointment of any receiver, administrative receiver, receiver and manager, examiner, judicial custodian, trustee, liquidator, official manager, administrator or similar official for any Obligor or any material part of its properties, or (iii) any proceedings for liquidation, dissolution or other winding up of the business of such Obligor, or (iv) the sale of all or substantially all of the assets or capital stock of such Obligor, or (v) any assignment for the benefit of creditors or any marshaling of assets of such Obligor.

“Lien” means any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, encumbrance (including, but not limited to, easements, rights of way and the like), lien (statutory or other), security agreement or transfer intended as security, including without limitation, any conditional sale or other title retention agreement, the interest of a lessor under a capital lease or any financing lease having substantially the same economic effect as any of the foregoing.

“Lockbox” means the trust account opened pursuant to the Lockbox Agreement.

“Lockbox Agreement” means the Loan Agreement entered into among the Borrower, Escrow Agent and the LB Lenders dated and entered into as of the same debate as this Agreement.

“Lockbox Funds” means t all funds deposited in the Lockbox.

“Lockbox Debt” or “Lockbox Notes” means the obligations of the Obligors to the holders of the notes issued in the December Financing and the additional notes described in Schedule 2.1.

 “Secured Debt” means all indebtedness of the Obligors to the Secured Lenders other than the Lockbox Debt, Super Senior Secured Debt and the Cedar Debt.

“Secured Lenders Transaction Documents” means all agreements, instruments and other documents that Borrower and/or Secured Lenders entered into on or about July 5, 2005, January 6, 2006, February 2, 2006, October 14, 2006, February 1, 2007, February 16, 2007, April 6, 2007, July 27, 2007, September 12, 2007 and the December Financing, respectively, and all Transaction document as defined in such agreements, instruments and other documents together with all documents related thereto, as may have been amended.

“September Intercreditor Agreement” shall mean the Intercreditor, Subordination, Default Waiver and Assignment Agreement among the Borrower and the other signatories thereto dated September 12, 2007.

“Super Senior Secured Debt” shall have the meaning ascribed to it in the September Intercreditor Agreement.

2. CLASSIFICATIONS OF VOIP’S OBLIGATIONS.

2.1 Lockbox Debt. Schedule 2.1 sets forth the additional notes that are to be included with the December Notes being classified as Lockbox Debt.

2.2 Super Senior Secured Debt. In addition to the notes defined as Super Senior Secured Debt pursuant to the September Intercreditor Agreement, the notes listed on Schedule 2.2 shall be deemed part of the Super Senior Secured Debt.

2.3 Any note may be classified as both Lockbox Debt and Super Senior Secured Debt.

3. SECURITY INTERESTS; PRIORITIES; REMEDIES.

3.1 Priority of Liens.

a) Notwithstanding the order or time of attachment, or the order, time or manner of perfection, or the order or time of filing or recordation of any document or instrument, or other method of perfecting a security interest in favor of each secured creditor in any Collateral, and notwithstanding any conflicting terms or conditions which may be contained in any of the Collateral Documents the Liens upon the first $1,200,000 in the Lockbox securing the Super Senior Secured Debt have and shall have priority over the Liens upon the Collateral securing the Lockbox debt, Cedar Debt and the Secured Debt.

b) Notwithstanding the order or time of attachment, or the order, time or manner of perfection, or the order or time of filing or recordation of any document or instrument, or other method of perfecting a security interest in favor of each secured creditor in any Collateral, and notwithstanding any conflicting terms or conditions which may be contained in any of the Collateral Documents, the Liens upon the Lockbox Funds securing the Lockbox Debt, except as set forth in Section 3.1(a)of this Agreement, have and shall have priority over the Liens upon the Lockbox Funds securing the Super Senior Secured Debt, the Cedar Debt and the Secured Debt. In the event that upon the complete liquidation of Lockbox Funds there remains Lockbox Debt not satisfied, all such remaining Lockbox Debt shall be reclassified as Secured Debt.

c) Notwithstanding the order or time of attachment, or the order, time or manner of perfection, or the order or time of filing or recordation of any document or instrument, or other method of perfecting a security interest in favor of each secured creditor in any Collateral, and notwithstanding any conflicting terms or conditions which may be contained in any of the Collateral Documents, and except as set forth in Section 3.1(a) and 3.1(b) of this Agreement, the Liens upon the Collateral securing the Super Senior Secured Debt have and shall have priority over the Liens upon the Collateral securing the Cedar Debt and the Secured Debt.

d) Notwithstanding the order or time of attachment, or the order, time or manner of perfection, or the order or time of filing or recordation of any document or instrument, or other method of perfecting a security interest in favor of each secured creditor in any Collateral, and notwithstanding any conflicting terms or conditions which may be contained in any of the Collateral Documents, the Liens upon the Collateral securing the Cedar Debt have and shall have priority over the Liens upon the Collateral securing the Secured Debt.

3.2 All distribution proceeds of the Collateral shall be made in accordance with the priorities set forth in Section 3.1 above.:

3.3 Priorities Unaffected by Action or Inaction. The Lien priorities provided in Section 3.1 shall not be altered or otherwise affected by any amendment, modification, supplement, extension, renewal, restatement, replacement or refinancing of either the Secured Lenders Debt, Cedar Debt or the Super Senior Secured Debt, nor by any action or inaction which any secured creditor may take or fail to take in respect of the Collateral.

3.4 Rights of Third Parties; No Contest of Lien. Each secured creditor shall be solely responsible for perfecting and maintaining the perfection of its Lien in and to each item constituting the Collateral in which such secured creditor has been granted a Lien. The foregoing provisions of this Agreement are intended solely to govern the respective lien priorities as between the secured creditor sand shall not impose on any secured creditor any obligations in respect of the disposition of proceeds of foreclosure on any Collateral which would conflict with prior perfected claims therein in favor of any other person or any order or decree of any court or other governmental authority or any applicable law. Each secured creditor agrees that it will not contest the validity, perfection, priority or enforceability of the Liens upon the Collateral of Secured Lenders or Assignees, as the case may be, and that as between Secured Lenders, on the one hand, and Assignees, on the other, the terms of this Agreement shall govern even if part or all of the Secured Lenders Debt or Super Senior Secured Debt or the Liens securing payment and performance thereof are avoided, disallowed, set aside or otherwise invalidated in any judicial proceeding or otherwise.

3.5 Right to Enforce Agreements. Subject to the terms and conditions set forth in this Agreement, the Collateral Agent on behalf of the Secured Lenders and Assignees shall manage, perform and enforce the terms of the Collateral Documents with respect to the Collateral, to exercise and enforce all privileges and rights there under according to Collateral Agent’s discretion and the exercise of Collateral Agent’s business judgment; provided, however, all proceeds arising from the sale or other disposition of such Collateral shall be applied as set forth in Section 3.1. For the avoidance of doubt, no amount of Collateral proceeds collected by or on behalf of Secured Lenders that is ultimately used to satisfy the Super Senior Secured Debt shall result in a reduction of the Secured Lenders Debt or the obligations of the Obligors to repay the Secured Lenders Debt in full.

3.6 Supersedence. The terms, provisions and priorities set forth in this Agreement shall supersede any term or provision of the September Intercreditor Agreement.

4. [LEFT INTENTIONALLY BLANK].

5. WAIVERS and AMENDMENTS.

5.1 Additional Negative Covenants. Pursuant to Section 9(p) of the Subscription Agreement dated February 16, 2007 between the Borrower and Secured Lenders and any such other substantially similar provision contained in the Secured Lenders Transaction Documents, the Borrower is prohibited from creating, incurring, assigning, or suffering to exist any security interest or pledges. The Secured Lenders each waive such prohibition and consent solely to the Borrower entering into this Agreement and the December Financing.

5.2  Right of First Refusal. The Secured Lenders each possess a right of first refusal with respect to any sale of securities by the Borrower pursuant to Section 12(a) of the Subscription Agreement dated January 6, 2006 between Borrower and Secured Lenders and any such substantially similar provision contained in the Secured Lenders Transaction Documents. In connection with this Agreement the December Financing, the Secured Lenders hereby agree to waive such right of first refusal.

5.3 Offering Restrictions. Pursuant to Section 12(b) of the Subscription Agreement dated January 6, 2006 between Borrower and Secured Lenders and any such other substantially similar provision contained in the Secured Lenders Transaction Documents, the Borrower is prohibited from entering into any agreement to issue any equity, convertible debt or other securities convertible into common stock or equity of the Borrower nor modify any of the foregoing. The Secured Lenders each waive such prohibition solely in connection with this Agreement and the December Financing.

5.4 December Financing Security. The Secured Lenders acknowledge and agree that the obligations of the Borrower pursuant to the December Financing shall be secured in accordance with the priorities set forth in Section 3.1 of this Agreement.

6. MISCELLANEOUS.

6.1 Successors and Assigns. This Agreement shall be binding upon, and inure to the benefit of, the successors and permitted assigns of the Parties. Neither party hereto may assign or permit the assignment of its obligations without first requiring the assignee of such obligation to assume such assigning party’s rights and obligations under this Agreement. Except as required by the preceding sentence, neither party may assign its rights or obligations under this Agreement without the other party’s prior written consent.

6.2  Insolvency. This Agreement shall be applicable both before and after any Insolvency Proceeding by or against any Obligor and all converted or succeeding cases in respect thereof, and all references herein to any Obligor shall be deemed to apply to an agent for such Obligor or any Obligor as debtor-in-possession. The relative rights of Secured Lenders, on the one hand, and Assignees, on the other, to repayment of the Secured Lenders Debt and the Super Senior Secured Debt, respectively, and in or to any distributions from or in respect of any Obligor or any Collateral or proceeds of Collateral, shall continue after the filing thereof on the same basis as prior to the date of the petition, subject to any court order approving the financing of, or use of cash collateral by, any Obligor as debtor-in-possession.

6.3 Bailee for Perfection; Delivery of Proceeds. Each secured creditor hereby appoints the others as agent for the purposes of perfecting their respective Liens in and on any of the Collateral; provided that no secured creditor shall have any duty or liability to protect or preserve any rights pertaining to any of the Collateral and, except for gross negligence or willful misconduct as determined pursuant to a final non-appealable order of a court of competent jurisdiction, each secured creditor hereby waives, and releases the other secured creditors from, all claims and liabilities arising pursuant to the other’s role as bailee with respect to the Collateral.

6.4 Governing Law; Jurisdiction; Waiver of Jury Trial. (a) This Agreement shall be governed by and construed under the laws of the State of New York applicable to contracts made and to be performed entirely within the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State and County of New York for the adjudication of any dispute hereunder or in connection herewith or therewith or with any transaction contemplated hereby or thereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

(b) EACH PARTY TO THIS AGREEMENT ACKNOWLEDGES AND AGREES THAT ANY DISPUTE OR CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE BREACH, TERMINATION OR VALIDITY OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS AGREEMENT AND HAS HAD AN OPPORTUNITY TO SEEK SEPARATE COUNSEL OF ITS OWN CHOICE TO REVIEW THIS AGREEMENT, (III) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (IV) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.4(b).

6.5  Injunctive Relief. Each Party acknowledges and agrees that a breach by it of its obligations hereunder will cause irreparable harm to the other and that the remedy or remedies at law for any such breach will be inadequate and agrees, in the event of any such breach, in addition to all other available remedies, the non-breaching party shall be entitled to an injunction restraining any breach and requiring immediate and specific performance of such obligations without the necessity of showing economic loss or the posting of any bond.

6.6 Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that in such case the parties shall negotiate in good faith to replace such provision with a new provision which is not illegal, unenforceable or void, as long as such new provision does not materially change the economic benefits of this Agreement to the parties.

6.7  Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. This Agreement may be executed and delivered by facsimile transmission.

6.8 Notices. Any notice, demand or request required or permitted to be given by the respective parties hereto pursuant to the terms of this Agreement shall be in writing and shall be deemed delivered (i) when delivered personally or by verifiable facsimile transmission, unless such delivery is made on a day that is not a Business Day, in which case such delivery will be deemed to be made on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to an overnight courier and (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed as follows:

To Borrower or Obligors:	VoIP, Inc.
151 So. Wymore Road, Suite 3000
Altamonte Springs, FL 32714
Attn: Anthony Cataldo, CEO
Fax: (407) 389-3233

With a copy by telecopier only to:
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, NY 10006
Attn: Marc Ross, Esq.
Fax: (212) 930-9725

To Collateral Agent:	Barbara R. Mittman, Esq.
551 Fifth Avenue, Suite 1601
New York, New York 10176
Fax: (212) 697-3575

To Secured Lenders:	To the addresses and facsimile numbers listed on Schedule A hereto.

To SSSD Lenders:	To the addresses and facsimile numbers listed on Schedule B hereto.

To LB Lenders:	To the addresses and facsimile numbers listed on Schedule C hereto.

If to Secured Lenders, SSSD
Lenders, LB Lenders, or
Collateral Agent, with a Copy to:
Grushko & Mittman, P.C.
551 Fifth Avenue, Suite 1601
New York, New York 10176
Attention: Eliezer Drew, Esq.
Fax: (212) 697-3575

Any Party may change the address(es) to which all notices, requests and other communications are to be sent by giving written notice of such address change to the other Parties in conformity with this Section 6.8, but such change shall not be effective until notice of such change has been received by the other Party.

6.9 Entire Agreement; Amendments. This Agreement constitutes the entire agreement between the parties with regard to the subject matter hereof and thereof, superseding all prior agreements or understandings, whether written or oral, between or among the parties. No amendment, modification or other change to this Agreement or waiver of any agreement or other obligation of the parties under this Agreement may be made or given unless such amendment, modification or waiver is set forth in writing and is signed by  Assignors and Secured Lenders. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

6.10 OMNIBUS APPROVAL. BY SIGNING THIS AGREEMENT EACH PARTY HEREBY AGREES TO, RATIFIES AND ACKNOWLEDGES ALL THE TERMS, WAIVERS AND MODIFICATIONS HEREIN.

6.11 Headings. The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.

SECURED LENDERS

________________________________________
ALPHA CAPITAL ANSTALT f/k/a ALPHA CAPITAL AKTIENGESELLSCHAFT

________________________________________	_______________________________________
BRIO CAPITAL L.P.	BRISTOL INVESTMENT FUND, LTD.

________________________________________	_______________________________________
CENTURION MICROCAP, L.P.	CHESTNUT RIDGE PARTNERS LP

________________________________________	_______________________________________
DKR SOUNDSHORE OASIS HOLDING FUND LTD.	CMS CAPITAL

________________________________________	_______________________________________
DOUBLE U MASTER FUND L.P.	ELLIS INTERNATIONAL LTD.

________________________________________	_______________________________________
GRUSHKO & MITTMAN, P.C.	IROQUOIS CAPITAL

________________________________________	_______________________________________
OSHER CAPITAL INC.	PLATINUM LONG TERM GROWTH II INC.

_______________________________________	_______________________________________
STONESTREET LIMITED PARTNERSHIP	WHALEHAVEN CAPITAL FUND LTD.

SSSD LENDERS

ALPHA CAPITAL ANSTALT	BRISTOL INVESTMENT FUND, LTD.

By:________________________________	By:____________________________________
Name:	Name:
Title:	Title:

CENTURION MICROCAP L.P.	ELLIS INTERNATIONAL, LTD.

By:________________________________	By:____________________________________
Name:	Name:
Title:	Title:

WHALEHAVEN CAPITAL FUND, LTD

By:________________________________
Name:
Title:

LB LENDERS

________________________________________
ALPHA CAPITAL ANSTALT f/k/a ALPHA CAPITAL AKTIENGESELLSCHAFT

________________________________________	_______________________________________
BRIO CAPITAL L.P.	BRISTOL INVESTMENT FUND, LTD.

________________________________________	_______________________________________
CENTURION MICROCAP, L.P.	CHESTNUT RIDGE PARTNERS LP

________________________________________	_______________________________________
GRUSHKO & MITTMAN, P.C.	CMS CAPITAL

________________________________________	_______________________________________
DOUBLE U MASTER FUND L.P.	ELLIS INTERNATIONAL LTD.

________________________________________	_______________________________________
OSHER CAPITAL INC.	PLATINUM LONG TERM GROWTH II INC.

_______________________________________
WHALEHAVEN CAPITAL FUND LTD.

COLLATERAL AGENT

Pursuant to the Joint Instructions of the Secured Lenders, Barbara R. Mittman, as collateral agent under the Security Agreements, dated on or about July 5, 2005, January 6, 2006, February 2, 2006, October 14, 2006, February 16, 2007, April 6, 2007, and July 27, 2007, as amended, securing the Obligations of VoIP Inc. and its subsidiaries under the Security Agreements and all documents in connection therewith, as amended, hereby acknowledges this Agreement.

BARBARA R. MITTMAN as Collateral Agent

_______________________________________

[Signatures continued on next page]

BORROWER

VOIP INC.
______________________________
Name: Anthony Cataldo
Title: CEO

OBLIGORS

VOIP INC.

______________________________
Name: Anthony Cataldo
Title: CEO

VOIPSOLUTIONS	EGLOBALPHONE
a Florida corporation	a Florida corporation

______________________________	______________________________
Name: Anthony Cataldo	Name: Anthony Cataldo
Title: CEO	Title: CEO

CAERUS, INC	VOX CONSULTING GROUP, INC.
a Delaware corporation	a Florida corporation

______________________________	______________________________
Name: Anthony Cataldo	Name: Anthony Cataldo
Title: CEO	Title: CEO

VCG TECHNOLOGIES	VOLO COMMUNICATIONS, INC.
a Florida corporation	a Delaware corporation

______________________________	______________________________
Name: Anthony Cataldo	Name: Anthony Cataldo
Title: CEO	Title: CEO

CAERUS BILLING, INC.	CAERUS NETWORKS, INC.
a Delaware corporation	a Delaware corporation

______________________________	______________________________
Name: Anthony Cataldo	Name: Anthony Cataldo
Title: CEO	Title: CEO

VOICEONE COMMUNICATIONS, LLC	VOIP ACQUISITION COMPANY
a Delaware Limited Liability corporation	a Delaware corporation

______________________________	______________________________
Name: Anthony Cataldo	Name: Anthony Cataldo
Title: CEO	Title: CEO

JOINT INSTRUCTIONS TO COLLATERAL AGENT

Each of the undersigned understands, approves and authorizes the execution of the Intercreditor, Subordination, Waiver and Amendment Agreement (the “Agreement”) and instructs Barbara R. Mittman as Collateral Agent for the Secured Lenders to execute the Agreement and further instructs the Collateral Agent to take all action necessary to effectuate the intentions of the Parties thereto. Each of the undersigned specifically acknowledges that upon the execution of the Agreement, the rights of the Collateral Agent and the rights of the undersigned will modified and amended as described therein. Any Collateral or proceeds thereof, which the Collateral Agent receives shall be remitted in accordance with the terms of the Agreement.

SECURED LENDERS

________________________________________
ALPHA CAPITAL ANSTALT f/k/a ALPHA CAPITAL AKTIENGESELLSCHAFT

________________________________________	_______________________________________
BRIO CAPITAL L.P.	BRISTOL INVESTMENT FUND, LTD.

________________________________________	_______________________________________
CENTURION MICROCAP, L.P.	CHESTNUT RIDGE PARTNERS LP

________________________________________	_______________________________________
DKR SOUNDSHORE OASIS HOLDING FUND LTD.	CMS CAPITAL

________________________________________	_______________________________________
DOUBLE U MASTER FUND L.P.	ELLIS INTERNATIONAL LTD.

________________________________________	_______________________________________
GRUSHKO & MITTMAN, P.C.	IROQUOIS CAPITAL

________________________________________	_______________________________________
OSHER CAPITAL INC.	PLATINUM LONG TERM GROWTH I INC.

_______________________________________	_______________________________________
STONESTREET LIMITED PARTNERSHIP	WHALEHAVEN CAPITAL FUND LTD.

TABLE OF SCHEDULES AND EXHIBITS

Schedule A	List of Secured Lenders with contact information
Schedule B	List of SSSD Lenders with contact information
Schedule C	List of LB Lenders with contact information
Schedule 2.1	Table of additional Lockbox Notes
Schedule 2.2	Table of additional Super Senior Secured Notes

SCHEDULE A

Alpha Capital Anstalt	Ellis International Ltd.
Pradafant 7	53rd Street Urbanizacion Obarrio
9490 Furstentums	Swiss Tower, 16th Floor, Panama
Vaduz, Lichtenstein	Republic of Panama
Fax: ***	***

Brio Capital, L.P.	Grushko & Mittman, P.C.
523 Albermale Road	551 Fifth Avenue, Suite 1601
Cedarhurst, NY 11516	New York, New York 10176
Fax: ***	Fax: ***

Bristol Investment Fund, Ltd.	Iroquois Capital
c/o Bristol Capital Advisers, LLC	641 Lexington Avenue, 26th Floor
10990 Wilshire Boulevard, Suite 1410	New York, NY 10022
Los Angeles, California 90024	***
Fax: ***
Osher Capital
Centurion Microcap, L.P.	5 Sansberry Lane
3014 Avenue L	Spring Valley, NY 10977
Brooklyn, NY 11210	***
Fax: ***
Platinum Long term Growth II, Inc.
Chestnut Ridge Partners, L.P.	152 West 57th Street
50 Tice Boulevard	New York, NY 10019
Woodcliff Lake, NJ 07677	***
Fax: ***
Stonestreet Limited Partnership
CMS Capital	33 Prince Arthur Avenue
9612 Van Nuys Boulevard, Suite 108	Toronto Ont. M5K 1B2
Panorama City, CA 91402	Canada
***	***

DKR Soundshore Oasis Holding Fund, Ltd.	Whalehaven Capital Fund Limited
c/o DKR Capital Partners, L.P.	c/o FWS Capital Ltd.
1281 East Main Street	3rd Floor, 14 Par-Laville Road
Stamford CT 06902	Hamilton, Bermuda HM08
***	Fax: ***

Double U Master Fund, L.P.
c/o Navigator Management, Ltd.
Harbor House, Waterfront Drive, P.O Box 972
Road Town BVI
***

Schedule B

Alpha Capital Anstalt	Ellis International Ltd.
Pradafant 7	53rd Street Urbanizacion Obarrio
9490 Furstentums	Swiss Tower, 16th Floor, Panama
Vaduz, Lichtenstein	Republic of Panama
Fax: ***	***

Bristol Investment Fund, Ltd.	Whalehaven Capital Fund Limited
c/o Bristol Capital Advisers, LLC	c/o FWS Capital Ltd.
10990 Wilshire Boulevard, Suite 1410	3rd Floor, 14 Par-Laville Road
Los Angeles, California 90024	Hamilton, Bermuda HM08
Fax: ***	Fax: ***

Centurion Microcap, L.P.
3014 Avenue L
Brooklyn, NY 11210
Fax: ***

Schedule C

Alpha Capital Anstalt	Double U Master Fund, L.P.
Pradafant 7	c/o Navigator Management, Ltd.
9490 Furstentums	Harbor House, Waterfront Drive, P.O Box 972
Vaduz, Lichtenstein	Road Town BVI
Fax: ***	***

Brio Capital, L.P.	Ellis International Ltd.
523 Albermale Road	53rd Street Urbanizacion Obarrio
Cedarhurst, NY 11516	Swiss Tower, 16th Floor, Panama
Fax: ***	Republic of Panama
***
Bristol Investment Fund, Ltd.
c/o Bristol Capital Advisers, LLC	Grushko & Mittman, P.C.
10990 Wilshire Boulevard, Suite 1410	551 Fifth Avenue, Suite 1601
Los Angeles, California 90024	New York, New York 10176
Fax: ***	Fax: ***

Centurion Microcap, L.P.	Osher Capital
3014 Avenue L	5 Sansberry Lane
Brooklyn, NY 11210	Spring Valley, NY 10977
Fax: ***	***

Chestnut Ridge Partners, L.P.	Platinum Long term Growth II, Inc.
50 Tice Boulevard	152 West 57th Street
Woodcliff Lake, NJ 07677	New York, NY 10019
Fax: ***	***

CMS Capital	Whalehaven Capital Fund Limited
9612 Van Nuys Boulevard, Suite 108	c/o FWS Capital Ltd.
Panorama City, CA 91402	3rd Floor, 14 Par-Laville Road
***	Hamilton, Bermuda HM08
Fax: ***

Schedule 2.1

Additional Notes issued by VoIP obtaining complete or partial Lockbox Debt Status
Holder	Date	Principal Amount of Note obtaining Super Senior Secured Status

Schedule 2.2

Additional Notes issued by VoIP obtaining complete or partial Super Senior Secured Status
Holder	Date	Principal Amount of Note obtaining Super Senior Secured Status